UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT TO
SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): November 18, 2022

SPECTRUM BRANDS HOLDINGS, INC.
(Exact Name of Registrant as Specified in its Charter)

Delaware	001-4219	74-1339132
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

SB/RH HOLDINGS, LLC
(Exact Name of Registrant as Specified in its Charter)

Delaware	333-192634-03	27-2812840
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

3001 Deming Way
Middleton, Wisconsin 53562
(Address of principal executive offices)
(608) 275-3340
(Registrant’s telephone number, including area code)
Not applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§232.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Spectrum Brands Holdings, Inc.	☐
If an emerging growth company, indicate by checkmark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Spectrum Brands Holdings, Inc.	☐
Securities registered pursuant to Section 12(b) of the Exchange Act:

Registrant	Title of Each Class	Trading Symbol	Name of Exchange On Which Registered
Spectrum Brands Holdings, Inc.	Common Stock, $0.01 par value	SPB	New York Stock Exchange

Item 1.01    Entry into a Material Definitive Agreement
The information contained in Item 2.03 of this Current Report on Form 8-K is incorporated by reference into this Item 1.01.
Item 2.02    Results of Operations and Financial Condition.
The following information, including the Exhibit 99.1 referenced in this Item 2.02 to the extent the Exhibit discusses financial results of Spectrum Brands Holdings, Inc. (the “Company”) for the fiscal fourth quarter ended September 30, 2022 is being furnished pursuant to this Item 2.02 and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.
On November 18, 2022, the Company issued a press release (the “Earnings Press Release”) discussing, among other things, its financial results for its fiscal fourth quarter ended November 18, 2022. A copy of the Earnings Press Release is furnished as Exhibit 99.1 to this report.
Item 2.03    Creation of a Direct Financial Obligation or an Obligation under an Off Balance Sheet Arrangement of a Registrant
As previously disclosed, Spectrum Brands, Inc., a subsidiary of the registrants ("SBI”), has entered into a definitive Asset and Stock Purchase Agreement with ASSA ABLOY AB, pursuant to which, and subject to its terms and conditions, ASSA will acquire from SBI its hardware and home improvement business (the “HHI Sale”) for an aggregate purchase price of $4.3 billion in cash, subject to customary purchase price adjustments.
On November 17, 2022, SBI entered into an amendment (the “Amendment”) to its Amended and Restated Credit Agreement, dated as of June 30, 2020 (the “Credit Agreement”). The Amendment temporarily increases the Credit Agreement’s consolidated net leverage ratio covenant to 7.0 to 1.0 and was entered into to provide SBI with additional time and flexibility in its operations to complete the pending HHI Sale. This covenant will revert back to its prior 6.0 to 1.0 ratio upon the earliest to occur of (i) September 29, 2023 and (ii) 10 business days after the closing of HHI Sale or SBI’s receipt of the related termination fee.
The foregoing description of the Amendment does not purport to be a complete statement of the parties’ rights and obligations under the Amendment and the transactions contemplated thereby. The foregoing description of the Amendment is qualified in its entirety by reference to the text of the Amendment, a copy of which is attached hereto as Exhibit 10.1 and is incorporated herein by reference.
Forward Looking Information
We have made, implied or incorporated by reference certain forward-looking statements in this document. All statements, other than statements of historical facts included or incorporated by reference in this document, without limitation, statements or expectations regarding our Global Productivity Improvement Program, our business strategy, future operations, financial condition, estimated revenues, projected costs, projected synergies, prospects, plans and objectives of management, information concerning expected actions of third parties are forward looking statements. When used in this document, the words future, anticipate, pro forma, seeks, intend, plan, envision, estimate, believe, belief, expect, project, forecast, outlook, goal, target, could, would, will, can, should, may and similar expressions are also intended to identify forward-looking statements, although not all forward-looking statements contain such identifying words, although not all forward-looking statement contain such identifying words.
Since these forward-looking statements are based upon our current expectations of future events and projections and are subject to a number of risks and uncertainties, many of which are beyond our control and some of which may change rapidly, actual results or outcomes may differ materially from those expressed or implied herein, and you should not place undue reliance on these statements. Important factors that could cause our actual results to differ materially from those expressed or implied herein include, without limitation:
(1) the COVID-19 pandemic, economic, social and political conditions or civil unrest, terrorist attacks, acts of war, natural disasters, other public health concerns or unrest in international markets impacting our business, customers, employees (including our ability to retain and attract key personnel), manufacturing facilities, suppliers, capital markets, and our financial condition, and results of operations, all of which tend to aggravate the other risks and uncertainties we face; (2) the impact of a number of local, regional and global uncertainties could negatively impact our business; (3) the negative effect of the armed conflict between Russia and Ukraine and its impact on those regions and surrounding regions, including on our operations and on those of our customers, suppliers, and other stakeholders; (4) our increased reliance on third-party partners, suppliers, and distributors to achieve our business objectives; (5) the impact of expenses resulting from the implementation of new business strategies, divestitures or current and proposed restructuring and optimization activities, including distribution center changes which are complicated and involve coordination among a number of stakeholders, including our suppliers and transportation and logistics handlers; (6) the impact of our indebtedness on our business, financial condition, and results of operations; (7) the impact of restrictions in our debt instruments on our ability to operate our business, finance our capital needs or pursue or expand business strategies; (8) any failure to comply with financial covenants and other provisions and restrictions of our debt instruments; (9) the effects of general economic conditions, including the impact of, and changes to tariffs and trade policies, inflation, recession or fears of a recession, depression or fears of a depression, labor costs, and stock market volatility or monetary or fiscal policies in the countries where we do business; (10) the impact of fluctuations in transportation and shipment costs, fuel costs, commodity prices, costs or availability of raw materials or terms and conditions available from suppliers, including suppliers’ willingness to advance credit; (11) interest rate fluctuations; (12) changes in foreign currency exchange rates that may impact our purchasing power, pricing, and margin realization within international jurisdictions; (13) the loss of, significant reduction in, or dependence upon, sales to any significant retail customer(s), including their changes in retail inventory levels and management thereof; (14) competitive promotional activity or spending by competitors, or price reductions by competitors; (15) the introduction of new product features or technological developments by competitors and/or the development of new competitors or competitive brands; (16) changes in consumer spending preferences and demand for our products, particularly in light of economic stress and the COVID-19 pandemic; (17) our ability to develop and successfully introduce new products, protect our intellectual property and avoid infringing the intellectual property of third parties; (18) our ability to successfully identify, implement, achieve and sustain productivity improvements, cost efficiencies (including at our manufacturing and distribution operations), and cost savings; (19) the seasonal nature of sales of certain of our products; (20) the impact weather conditions may have on the sales of certain of our products; (21) the effects of climate change and unusual weather activity as well as our ability to respond to future natural disasters and pandemics and to meet our environmental, social and governance goals; (22) the cost and effect of unanticipated legal, tax or regulatory proceedings or new laws or regulations (including environmental, public health, and consumer protection regulations); (23) public perception regarding the safety of products that we manufacture and sell, including the potential for environmental liabilities, product liability claims, litigation and other claims related to products manufactured by us and third parties; (24) the impact of existing, pending or threatened litigation, government regulation or other requirements or operating standards applicable to our business; (25) the impact of cybersecurity breaches or our actual or perceived failure to protect company and personal data, including our failure to comply with new and increasingly complex global data privacy regulations; (26) changes in accounting policies applicable to our business; (27) our discretion to adopt, conduct, suspend or discontinue any share repurchase program (including our discretion to conduct purchases, if any, in a variety of manners including open-market purchases or privately negotiated transactions); (28) our ability to utilize net operating loss carry-forwards to offset tax liabilities from future taxable income; (29) our ability to consummate the announced Hardware and Home Improvement ("HHI") divestiture on the expected terms and within the anticipated time period, or at all, which is dependent on the parties' ability to satisfy certain closing conditions and our ability to realize the benefits of the transaction, including reducing the leverage of the Company, invest in the organic growth of the Company, fund any future acquisitions, return capital to shareholders, and/or maintain its quarterly dividends; (30) our ability to overcome, or timely overcome, the U.S. Department of Justice ("DOJ") petition to enjoin the proposed acquisition of the Company's HHI business by ASSA ABLOY ("ASSA"), including ASSA's ability to complete the dispositions that it has proposed to resolve all the alleged competitive concerns (i.e., disposition of its Emtek business and its smart residential business in the U.S. and Canada); (31) the risk that regulatory approvals that are required to complete the proposed HHI divestiture may not be realized, may take longer than expected or may impose adverse conditions; (32) our ability to successfully integrate the February 18, 2022, acquisition of the home appliances and cookware products business from Tristar Products, Inc. (the "Tristar Business") into the Company's Home and Personal Care ("HPC") business and realize the benefits of this acquisition; (33) our ability to separate the Company's HPC business and create an independent Global Appliances business on expected terms, and within the anticipated time period, or at all, and to realize the potential benefits of such business; (34) our ability to create a pure play consumer products company composed of our Global Pet Care ("GPC") and Home & Garden ("H&G") business and to realize the expected benefits of such creation, and within the anticipated time period, or at all; (35) our ability to successfully implement further acquisitions or dispositions and the impact of any such transactions on our financial performance; (36) the impact of actions taken by significant stockholders; (37) the unanticipated loss of key members of senior management and the transition of new members of our management teams to their new roles; (38) the impact of economic, social and political conditions or civil unrest in the U.S. and other countries; and (39) the other risk factors set forth in the securities filings of Spectrum Brands Holdings, Inc. and SB/RH Holdings, LLC, including the 2022 Annual Report and subsequent Quarterly Reports on Form 10-Q.
Some of the above-mentioned factors are described in further detail in the sections entitled “Risk Factors” in our annual and quarterly reports, as applicable. You should assume the information appearing in this document is accurate only as of the date hereof, or as otherwise specified, as our business, financial condition, results of operations and prospects may have changed since such date. Except as required by applicable law, including the securities laws of the United States and the rules and regulations of the United States Securities and Exchange Commission, we undertake no obligation to publicly update or revise any forward-looking statement, whether as a result of new information, future events or otherwise, to reflect actual results or changes in factors or assumptions affecting such forward-looking statements.

Item 9.01  Financial Statements and Exhibits.
(a)  Not applicable.
(b)  Not applicable.
(c)  Not applicable.
(d)  Exhibits.
The following exhibits are being filed with this Current Report on Form 8-K.

Exhibit No.	Description
10.1
Fourth Amendment to Amended and Restated Credit Agreement, dated as of November 17, 2022 (to the Amended and Restated Credit Agreement dated as of June 30, 2020), by and among the Company, SB/RH Holdings, Royal Bank of Canada, as the administrative agent, the guarantors party thereto and the lenders party thereto.

99.1	Earnings Press Release, dated November 18, 2022

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 18, 2022
SPECTRUM BRANDS HOLDINGS, INC.

	By:	/s/ Jeremy W. Smeltser
Name: Jeremy W. Smeltser
Title: Executive Vice President and Chief Financial Officer
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